Exhibit 21

Dominion Resources, Inc.

Subsidiaries of the Registrant

As of February 15, 2015

Name	Jurisdiction of Incorporation	Name Under Which Business is Conducted
Dominion Resources, Inc.	Virginia	Dominion Resources, Inc.
Carolina Gas Transmission Corporation	South Carolina	Carolina Gas Transmission Corporation
CNG Coal Company	Delaware	CNG Coal Company
Dominion ACP Holding, Inc.	Virginia	Dominion ACP Holding, Inc.
Dominion Atlantic Coast Pipeline, LLC	Virginia	Dominion Atlantic Coast Pipeline, LLC
Dominion Alternative Energy Holdings, Inc.	Virginia	Dominion Alternative Energy Holdings, Inc.
Dominion Energy Technologies, Inc.	Virginia	Dominion Energy Technologies, Inc.
Dominion Energy Technologies II, Inc.	Virginia	Dominion Energy Technologies II, Inc.
Dominion Voltage, Inc.	Virginia	Dominion Voltage, Inc. DVI
Tredegar Solar Fund I, LLC	Delaware	Tredegar Solar Fund I, LLC
Dominion Capital, Inc.	Virginia	Dominion Capital, Inc.
Dominion Cove Point, Inc.	Virginia	Dominion Cove Point, Inc.
Dominion MLP Holding Company, LLC	Delaware	Dominion MLP Holding Company, LLC
Dominion Midstream Partners, LP	Delaware	Dominion Midstream Partners, LP
Cove Point GP Holding Company, LLC	Delaware	Cove Point GP Holding Company, LLC
Dominion Cove Point LNG, LP	Delaware	Dominion Cove Point LNG, LP
Dominion Midstream GP, LP	Delaware	Dominion Midstream GP, LP
Dominion Midstream Partners, LP	Delaware	Dominion Midstream Partners, LP
Cove Point GP Holding Company, LLC	Delaware	Cove Point GP Holding Company, LLC
Dominion Cove Point LNG, LP	Delaware	Dominion Cove Point LNG, LP
Dominion Gas Projects Company, LLC	Delaware	Dominion Gas Projects Company, LLC
Dominion Cove Point LNG, LP	Delaware	Dominion Cove Point LNG, LP
Dominion CNG Capital Trust I	Delaware	Dominion CNG Capital Trust I
Dominion Energy, Inc.	Virginia	Dominion Energy, Inc.
CNG Power Services Corporation	Delaware	CNG Power Services Corporation
Dominion Bridgeport Fuel Cell, LLC	Virginia	Dominion Bridgeport Fuel Cell, LLC
Dominion Cogen WV, Inc.	Virginia	Dominion Cogen WV, Inc.
Dominion Energy Marketing, Inc.	Delaware	Dominion Energy Marketing, Inc.
Dominion Nuclear Connecticut, Inc.	Delaware	Dominion Nuclear Connecticut, Inc.
Dominion Energy Manchester Street, Inc.	Virginia	Dominion Energy Manchester Street, Inc.
Dominion Energy Terminal Company, Inc.	Virginia	Dominion Energy Terminal Company, Inc.
Dominion Equipment, Inc.	Virginia	Dominion Equipment, Inc.
Dominion Equipment II, Inc.	Virginia	Dominion Equipment II, Inc.
Dominion Equipment III, Inc.	Delaware	Dominion Equipment III, Inc.
Dominion Fairless Hills, Inc.	Delaware	Dominion Fairless Hills, Inc.
Fairless Energy, LLC	Delaware	Fairless Energy, LLC
Dominion Mt. Storm Wind, LLC	Virginia	Dominion Mt. Storm Wind, LLC
Dominion North Star Generation, Inc.	Delaware	Dominion North Star Generation, Inc.
North Star Generation, LLC	Delaware	North Star Generation, LLC
Dominion Nuclear Projects, Inc.	Virginia	Dominion Nuclear Projects, Inc.
Dominion Energy Kewaunee, Inc.	Wisconsin	Dominion Energy Kewaunee, Inc.
Dominion Person, Inc.	Delaware	Dominion Person, Inc.
Dominion Solar Holdings, Inc.	Virginia	Dominion Solar Holdings, Inc.

Azalea Solar, LLC	Delaware	Azalea Solar, LLC
CID Solar, LLC	Delaware	CID Solar, LLC
Dominion Solar Construction and Maintenance, LLC	Virginia	Dominion Solar Construction and Maintenance, LLC
Dominion Solar Gen-Tie, LLC	Delaware	Dominion Solar Gen-Tie, LLC
Indy Solar Development, LLC	Delaware	Indy Solar Development, LLC
Indy Solar I, LLC	Delaware	Indy Solar I, LLC
Indy Solar II, LLC	Delaware	Indy Solar II, LLC
Indy Solar III, LLC	Delaware	Indy Solar III, LLC
Mulberry Farm, LLC	North Carolina	Mulberry Farm, LLC
Mulberry Solar Farm, LLC
Pavant Solar, LLC	Delaware	Pavant Solar, LLC
RE Adams East, LLC	Delaware	RE Adams East, LLC
RE Camelot, LLC	Delaware	RE Camelot, LLC
RE Columbia, LLC	Delaware	RE Columbia, LLC
RE Columbia Two, LLC	Delaware	RE Columbia Two, LLC
RE Kent South, LLC	Delaware	RE Kent South, LLC
RE Kansas, LLC	Delaware	RE Kansas, LLC
Selmer Farm, LLC	North Carolina	Selmer Farm, LLC
Somers Solar Center, LLC	Delaware	Somers Solar Center, LLC
TA – Acacia, LLC	Delaware	TA – Acacia, LLC
West Antelope Solar Park
Dominion State Line, LLC	Delaware	Dominion State Line, LLC
Dominion Wholesale, Inc.	Virginia	Dominion Wholesale, Inc.
Dominion Wind Projects, Inc.	Virginia	Dominion Wind Projects, Inc.
Prairie Fork Wind Farm, LLC	Virginia	Prairie Fork Wind Farm, LLC
Dominion VirginiaWind Development, LLC	Virginia	Dominion VirginiaWind Development, LLC
Dominion Fowler Ridge Wind, LLC	Virginia	Dominion Fowler Ridge Wind, LLC
Dominion Wind Development, LLC	Virginia	Dominion Wind Development, LLC
Dominion Field Services, Inc.	Delaware	Dominion Field Services, Inc.
Dominion Gas Holdings, LLC	Virginia	Dominion Gas Holdings, LLC
Dominion Iroquois, Inc.	Delaware	Dominion Iroquois, Inc.
Dominion Transmission, Inc.	Delaware	Dominion Transmission, Inc.
Dominion Brine, LLC	Delaware	Dominion Brine, LLC
Tioga Properties, LLC	Delaware	Tioga Properties, LLC
Farmington Properties, Inc.	Pennsylvania	Farmington Properties, Inc.
NE Hub Partners, L.L.C.	Delaware	NE Hub Partners, L.L.C.
NE Hub Partners, L.P.	Delaware	NE Hub Partners, L.P.
The East Ohio Gas Company	Ohio	Dominion East Ohio
Dominion Greenbrier, Inc.	Virginia	Dominion Greenbrier, Inc.
Greenbrier Pipeline Company, LLC	Delaware	Greenbrier Pipeline Company, LLC
Greenbrier Marketing Company, LLC	Delaware	Greenbrier Marketing Company, LLC
Dominion High Voltage Holdings, Inc.	Virginia	Dominion High Voltage Holdings, Inc.
Dominion High Voltage MidAtlantic, Inc.	Virginia	Dominion High Voltage MidAtlantic, Inc.
Dominion Investments, Inc.	Virginia	Dominion Investments, Inc.
Dominion Keystone Pipeline Holdings, Inc.	Delaware	Dominion Keystone Pipeline Holdings, Inc.
Dominion Keystone Pipeline, LLC	Delaware	Dominion Keystone Pipeline, LLC
Dominion Natrium Holdings, Inc.	Delaware	Dominion Natrium Holdings, Inc.
Dominion Oklahoma Texas Exploration & Production, Inc.	Delaware	Dominion Oklahoma Texas Exploration & Production, Inc.
Dominion Payroll Company, Inc.	Virginia	Dominion Payroll Company, Inc.

Dominion Privatization Holdings, Inc.	Virginia	Dominion Privatization Holdings, Inc.
Dominion Privatization Florida, LLC	Virginia	Dominion Privatization Florida, LLC
Dominion Privatization Georgia, LLC	Virginia	Dominion Privatization Georgia, LLC
Dominion Privatization Kentucky, LLC	Virginia	Dominion Privatization Kentucky, LLC
Dominion Privatization South Carolina, LLC	Virginia	Dominion Privatization South Carolina, LLC
Dominion Privatization Texas, LLC	Virginia	Dominion Privatization Texas, LLC
Dominion Products and Services, Inc.	Delaware	Dominion Products and Services, Inc.
Dominion Energy Solutions
Dominion Resources Capital Trust II	Delaware	Dominion Resources Capital Trust II
Dominion Resources Capital Trust III	Delaware	Dominion Resources Capital Trust III
Dominion Resources Capital Trust IV	Delaware	Dominion Resources Capital Trust IV
Dominion Resources Services, Inc.	Virginia	Dominion Resources Services, Inc.
Dominion Retail, Inc.	Delaware	Dominion Energy Solutions Dominion East Ohio Energy Dominion Peoples Plus
Dominion South Holdings I, Inc.	Delaware	Dominion South Holdings I, Inc.
Dominion South Holdings II, LLC	Delaware	Dominion South Holdings II, LLC
Dominion South Pipeline Company, LP	Delaware	Dominion South Pipeline Company, LP
Dominion Technical Solutions, Inc.	Virginia	Dominion Technical Solutions, Inc.
Hope Gas, Inc.	West Virginia	Dominion Hope
Virginia Electric and Power Company	Virginia	Dominion Virginia Power (in Virginia) Dominion North Carolina Power (in North Carolina)
Virginia Power Fuel Corporation	Virginia	Virginia Power Fuel Corporation
Virginia Power Services, LLC	Virginia	Virginia Power Services, LLC
Dominion Generation Corporation	Virginia	Dominion Generation Corporation
Virginia Power Services Energy Corp., Inc.	Virginia	Virginia Power Services Energy Corp., Inc.
Virginia Power Nuclear Services Company	Virginia	Virginia Power Nuclear Services Company
VP Property, Inc.	Virginia	VP Property, Inc.
Virginia Power Energy Marketing, Inc.	Virginia	Virginia Power Energy Marketing, Inc.